UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 27, 2017
(Date of earliest event reported)

BANK 2017-BNK6

(Central Index Key Number 0001710261)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-06	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about July 27, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6 (the “Certificates”), is expected to be issued by BANK 2017-BNK6, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of July 1, 2017 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “General Motors Building” on Exhibit B to the Pooling and Servicing Agreement (the “General Motors Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “General Motors Building Whole Loan”) that also includes twenty-seven (27) additional pari passu promissory notes and four (4) subordinate promissory notes, which are not assets of the Issuing Entity. The General Motors Building Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the BXP 2017-GM securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the General Motors Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The mortgage loan secured by the mortgaged property identified as “Gateway Net Lease Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Gateway Net Lease Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Gateway Net Lease Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes and ten (10) subordinate promissory notes, which are not assets of the Issuing Entity. The Gateway Net Lease Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the DBJPM 2017-C6 securitization transaction (the “DBJPM 2017-C6 PSA”), an executed version of which is attached hereto as Exhibit 4.3, and the Gateway Net Lease Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Del Amo Fashion Center” on Exhibit B to the Pooling and Servicing Agreement (the “Del Amo Fashion Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Del Amo Fashion Center Whole Loan”) that also includes twenty-seven (27) additional senior/subordinate A notes and B notes, which A notes and B notes are pari passu with the related tranche of debt comprising the Del Amo Fashion Center Mortgage Loan (which is also comprised of senior/subordinate A notes and B notes), and twelve (12) subordinate promissory notes divided into three (3) tranches (C notes, D notes and E notes) of four (4) promissory notes each, which are not assets of the Issuing Entity. The Del Amo Fashion Center Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the DAFC 2017-AMO securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the Del Amo Fashion Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “Starwood Capital Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Starwood Capital Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Starwood Capital Hotel Portfolio Whole Loan”) that also includes seventeen (17) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Starwood Capital Hotel Portfolio Whole Loan will be serviced and administered in accordance with the DBJPM 2017-C6 PSA, and the Starwood Capital Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “Westchester One” on Exhibit B to the Pooling and Servicing Agreement (the “Westchester One Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Westchester One Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Westchester One Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK5 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the Westchester One Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The mortgage loan secured by the mortgaged property identified as “2851 Junction” on Exhibit B to the Pooling and Servicing Agreement (“2851 Junction Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“2851 Junction Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 2851 Junction Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 2851 Junction Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “Amazon Lakeland” on Exhibit B to the Pooling and Servicing Agreement (the “Amazon Lakeland Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Amazon Lakeland Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Amazon Lakeland Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the WFCM 2017-C38 securitization transaction, an executed version of which is attached hereto as Exhibit 4.6, and the Amazon Lakeland Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The mortgage loan secured by the mortgaged property identified as “Sheraton Hotel Greensboro” on Exhibit B to the Pooling and Servicing Agreement (“Sheraton Hotel Greensboro Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“Sheraton Hotel Greensboro Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Sheraton Hotel Greensboro Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Sheraton Hotel Greensboro Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 27, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be seventy-two (72) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred eighty-nine (189) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of July 14, 2017, among the Registrant, as depositor, MLPF&S, WFS, Morgan Stanley and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, WFS and Morgan Stanley pursuant to a Certificate Purchase Agreement, dated as of July 14, 2017, among the Registrant, as depositor, MLPF&S, WFS and Morgan Stanley, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the RR Interest, having a principal amount of $46,662,596.37, to WFB, BANA and Morgan Stanley Bank, N.A. (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of July 17, 2017, between the Registrant and the Retaining Parties. The RR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 17, 2017 and as filed with the Securities and Exchange Commission on July 27, 2017 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated July 17, 2017.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of July 14, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of June 20, 2017, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York Branch, as the Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as the Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial CCRE Note Holder.
Exhibit 4.8	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial A-1 Notes Holder, Bank of America, N.A., as the Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as the Initial B-1 Notes Holder, and Bank of America, N.A., as the Initial B-2 Notes Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC, as the Initial Note 2 Holder, Société Générale, as the Initial Note 3 Holder, and Wells Fargo Bank, National Association, as the Initial Note 4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC, as the Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as the Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as the Starwood Note Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of July 13, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of July 13, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of May 31, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 17, 2017, which such certification is dated July 17, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of July 14, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.	(E)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Trust and Servicing Agreement, dated as of June 20, 2017, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.5	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.7	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York Branch, as the Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as the Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial CCRE Note Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.8	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial A-1 Notes Holder, Bank of America, N.A., as the Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as the Initial B-1 Notes Holder, and Bank of America, N.A., as the Initial B-2 Notes Holder.	(E)
4.9	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC, as the Initial Note 2 Holder, Société Générale, as the Initial Note 3 Holder, and Wells Fargo Bank, National Association, as the Initial Note 4 Holder.	(E)
4.10	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC, as the Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as the Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as the Starwood Note Holder.	(E)
4.11	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.	(E)
4.12	Agreement Between Note Holders, dated as of July 13, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.13	Agreement Between Note Holders, dated as of July 13, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.14	Agreement Between Note Holders, dated as of May 31, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2 Holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 17, 2017, which such certification is dated July 17, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 14, 2017, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)